                                   ANNUAL REPORT
                                 DECEMBER 31, 2000

                                    LEGG MASON
                                    INVESTMENT
                                    TRUST, INC.
                                 OPPORTUNITY TRUST

                                   PRIMARY CLASS

                                 [LEGG MASON LOGO]

Portfolio Manager's Comments
Legg Mason Investment Trust, Inc.

Opportunity Trust

  We have completed our first year of operation and the cumulative results are listed in the table below:

                                                            2000
                                            -------------------------------------
                                             First    Second     Third    Fourth       Year Ended
                                            Quarter   Quarter   Quarter   Quarter   December 31, 2000
-----------------------------------------------------------------------------------------------------
Opportunity Trust                            +6.70%    -2.72%    +5.78%   -10.46%         -1.68%
S&P 500                                      +2.29%    -2.66%    -0.97%    -7.82%         -9.10%
DJIA                                         -4.68%    -3.99%    +2.36%    +1.56%         -4.85%
NASDAQ Composite                            +12.37%   -13.27%    -7.39%   -32.74%        -39.29%
Lipper Diversified Equity Funds              +7.77%    -3.30%    +2.72%    -8.69%         -1.86%
Lipper Multi-Cap Core Funds                  +6.27%    -3.17%    +1.35%    -7.70%         -2.96%

  As you can see, you would have done just as well, and probably better, had you not known of our existence until now. Last year was the worst for global equity markets in 10 years and the worst for the NASDAQ in history. After rising over 85% in 1999, the best single year showing of any domestic index ever, the NASDAQ fell almost 40% in 2000, and was down 23% in November alone.

  Many funds, and most value funds, had quite good years despite the weakness in the major indices. If a fund avoided technology and telecom altogether, it was probably up nicely last year. If it was underweight in those sectors, as we were, then it probably out-performed the market, as we did. Since the peak in tech shares in early March, over 75% of the S&P industry groups rose, with the weakness being concentrated in technology and telecom, as well as a few perpetual laggards such as gold and steel.

  As I wrote last time, this Fund is something of an experiment since its very broad charter gives it the ability to invest in almost any type of asset anywhere in the world. We experimented with shorting last year, twice shorting the NASDAQ 100 shares, both times successfully. We experimented late in the year with three financially weak, money-losing companies (Hollywood Entertainment, TALK.com, and FINOVA), so far unsuccessfully.

  The core of the portfolio I think is quite solid. We have been increasing our positions in various technology names since I believe that group got oversold in the fourth quarter and many stocks in it reflect excessive pessimism about the impact of the economic slowdown on the prospects for those businesses. New positions were established in Amazon.com and Cabletron in the fourth quarter, and after the first of the year we added a position in Dell Computer. We also bought E*Trade and Knight Trading late in the quarter as the NASDAQ was undergoing its meltdown. Both derive the bulk of their business from NASDAQ share activity and their share prices have been nearly perfect proxies for that market. Knight is a particularly interesting company. Started about the same time as Yahoo, it has more sales than Yahoo, more earnings than Yahoo, yet trades at about 10% of Yahoo's valuation.

  I would like to continue to ramp up the technology weighting, but many of the companies we were looking at have moved up sharply from the deeply oversold levels reached late last year. Since

Legg Mason Investment Trust, Inc.

the economy is weak, we will probably have an ample array of new disasters to pick from in the coming months.

  Predicting inherently unpredictable macroeconomic variables, or basing a portfolio on near-term forecasts of the direction or magnitude of the economy, has never seemed like a way to add value to one's investment operations. If the Fed is unable to forecast the economy, the rest of us probably should abstain from that exercise. Understanding what is happening probably provides a competitive advantage over those who are trying to predict what will happen.

  What is happening is that the economic data indicate things are a lot weaker than they were several months ago. The purchasing managers index fell to its lowest level in 10 years, the Philly Fed's shipment index plummeted to its lowest level ever, inventories are rising faster than sales, consumer confidence is falling, big companies like GE are announcing lay-offs, and a lot of companies are issuing earnings warnings and lowering guidance. In response, the Fed is cutting interest rates and President Bush is proposing a tax cut.

  Share prices are lower across the board than they were twelve months ago and earnings, in general, are higher. Valuations have come down. The market is a discounting mechanism and there is no one in the markets who is unaware of the economy's weakness. What is not discounted, in my opinion, is the result of the Fed's interest rate cuts, since that is not visible, and may not be for a year or so.

  The one-year T-bill yields 4.8%, which is a reasonable judgment of where fed funds will be in a year. If the economy is still weak twelve months from now, rates will be even lower. If it has begun to improve, short rates in the 4's coupled with better earnings should result in a market that provides us with the opportunity to meet the expectations you had when you invested with us.

                                                     Bill Miller, CFA

January 23, 2001
DJIA 10649.8

Performance Information
Legg Mason Investment Trust, Inc.

Total Returns for Life of Class as of December 31, 2000

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  The Fund has two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional and other investors, is contained in a separate report to its shareholders.

Performance Comparison of a $10,000 Investment as of December 31, 2000

  The following graph compares the Fund's total returns to the S&P 500 Composite Stock Index. The graph illustrates the cumulative total return of an initial $10,000 investment made at the Fund's inception (December 30, 1999). The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the index's results assume reinvestment of all dividends and distributions.

Opportunity Trust -- Primary Class

                   [OPPORTUNITY TRUST PERFORMANCE LINE GRAPH]

                     Cumulative        Average Annual
                    Total Return        Total Return
--------------------------------------------------------
One Year               -1.68%               -1.68%
Life of Class*         -1.68%               -1.68%
--------------------------------------------------------
*Inception Date - December 30, 1999
--------------------------------------------------------

                              Opportunity Trust -                   S&P 500
                                Primary Class               Stock Composite Index
12/30/99                            10000                            10000
12/31/99                            10000                            10000
 3/31/00                            10670                            10229
 6/30/00                            10380                             9958
 9/30/99                            10980                             9861
12/31/00                             9832                             9090

SELECTED PORTFOLIO PERFORMANCE

    Strong performers for the 4th quarter 2000+
---------------------------------------------------
 1.  Omnicare, Inc.                         +34.1%
 2.  Washington Mutual, Inc.                +33.3%
 3.  Republic Services, Inc.                +31.0%
 4.  Unisys Corporation                     +30.0%
 5.  U.S. Bancorp                           +28.3%
 6.  Cott Corporation                       +27.1%
 7.  Acxiom Corporation (private            +25.9%
       placement)
 8.  Acxiom Corporation                     +22.6%
 9.  NOVA Corporation                       +16.4%
10.  Tupperware Corporation                 +13.5%

+ Securities held for the entire period.

PORTFOLIO CHANGES

  Securities added during the 4th quarter 2000
------------------------------------------------
Amazon.com, Inc.
Cabletron Systems, Inc.
E*Trade Group, Inc.
Hollywood Entertainment Corporation
Knight Trading Group, Inc.
TALK.com, Inc.

     Weak performers for the 4th quarter 2000+
---------------------------------------------------
 1.  The FINOVA Group Inc.                  -87.1%
 2.  Intermedia Communications Inc.         -75.6%
 3.  Ames Department Stores, Inc.           -75.1%
 4.  TALK.com, Inc., Cv., 4.50%, due        -68.9%
       9/15/02
 5.  Gateway, Inc.                          -61.5%
 6.  Amazon.com, Inc., Cv., 4.75%, due      -44.3%
       2/1/09
 7.  WestPoint Stevens Inc.                 -38.9%
 8.  America Online, Inc.                   -35.3%
 9.  Finova Capital Corp, 7.25%, due        -22.7%
       11/8/04
10.  Mandalay Resort Group                  -14.4%

  Securities sold during the 4th quarter 2000
------------------------------------------------
None

Statement of Net Assets
Legg Mason Investment Trust, Inc.
December 31, 2000
(Amounts in Thousands)

Opportunity Trust

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 88.1%
Capital Goods -- 10.6%
  Manufacturing (Diversified) -- 3.0%
  Pentair, Inc.                                                    1,400                   $   33,863
                                                                                           ----------
  Waste Management -- 7.6%
  Republic Services, Inc.                                          5,000                       85,937(A)
                                                                                           ----------
Communications Services  -- 1.5%
  Telecommunications (Long Distance) -- 0.9%
  TALK.com, Inc.                                                   6,600                        9,487(A,B)
                                                                                           ----------
  Telephone -- 0.6%
  Intermedia Communications Inc.                                   1,000                        7,188(A)
                                                                                           ----------
Consumer Cyclicals -- 25.8%
  Gaming, Lottery and Parimutuel Companies -- 4.1%
  Mandalay Resort Group                                            2,100                       46,069(A)
                                                                                           ----------
  Leisure Time (Products) -- 0.9%
  Brunswick Corporation                                              600                        9,862
                                                                                           ----------
  Retail (Discounters) -- 0.3%
  Ames Department Stores, Inc.                                     2,800                        4,025(A,B)
                                                                                           ----------
  Retail (Home Shopping) -- 1.6%
  Amazon.com, Inc.                                                 1,200                       18,675(A)
                                                                                           ----------
  Retail (Specialty - Apparel) -- 5.8%
  Abercrombie & Fitch Co.                                          3,300                       66,000(A)
                                                                                           ----------
  Retail (Specialty) -- 2.8%
  Hollywood Entertainment Corporation                              4,200                        4,462(A,B)
  Toys "R" Us, Inc.                                                1,600                       26,700(A)
                                                                                           ----------
                                                                                               31,162
                                                                                           ----------
  Services (Advertising/Marketing) -- 5.5%
  Acxiom Corporation                                               1,297                       50,483(A)
  Acxiom Corporation (private placement)                             304                       11,541(C)
                                                                                           ----------
                                                                                               62,024
                                                                                           ----------

Legg Mason Investment Trust, Inc.

Opportunity Trust -- Continued

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Services (Commercial and Consumer) -- 3.3%
  Viad Corp                                                        1,600                   $   36,800
                                                                                           ----------
  Textiles (Home Furnishings) -- 1.5%
  WestPoint Stevens Inc.                                           2,205                       16,517
                                                                                           ----------
Consumer Staples -- 9.8%
  Beverages (Non-Alcoholic) -- 4.1%
  Cott Corporation                                                 6,000                       45,750(A,B)
                                                                                           ----------
  Housewares -- 2.8%
  Tupperware Corporation                                           1,550                       31,678
                                                                                           ----------
  Restaurants -- 2.9%
  Tricon Global Restaurants, Inc.                                  1,000                       33,000(A)
                                                                                           ----------
Financials -- 15.9%
  Banks (International) -- 1.7%
  Lloyds TSB Group plc                                             1,772                       18,765
                                                                                           ----------
  Banks (Major Regional) -- 3.1%
  U.S. Bancorp                                                     1,200                       35,025
                                                                                           ----------
  Financial (Diversified) -- 0.5%
  The FINOVA Group Inc.                                            5,900                        5,531(B)
                                                                                           ----------
  Insurance (Life/Health) -- 4.8%
  UnumProvident Corporation                                        2,000                       53,750
                                                                                           ----------
  Investment Banking/Brokerage -- 1.1%
  E*Trade Group, Inc.                                                700                        5,162(A)
  Knight Trading Group, Inc.                                         551                        7,680(A)
                                                                                           ----------
                                                                                               12,842
                                                                                           ----------
  Savings and Loan Companies -- 4.7%
  Washington Mutual, Inc.                                          1,000                       53,063
                                                                                           ----------

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Health Care -- 2.7%
  Health Care (Specialized Services) -- 2.7%
  Omnicare, Inc.                                                   1,400                   $   30,275
                                                                                           ----------
Technology -- 21.8%
  Computers (Hardware) -- 4.6%
  Gateway, Inc.                                                    2,900                       52,171(A)
                                                                                           ----------
  Computers (Networking) -- 3.9%
  Cabletron Systems, Inc.                                          2,900                       43,681(A)
                                                                                           ----------
  Computers (Software/Services) -- 8.9%
  America Online, Inc.                                             1,300                       45,240(A)
  Unisys Corporation                                               3,800                       55,575(A)
                                                                                           ----------
                                                                                              100,815
                                                                                           ----------
  Services (Data Processing) -- 4.4%
  NOVA Corporation                                                 2,486                       49,565(A)
                                                                                           ----------
Total Common Stock and Equity Interests (Identified Cost -- $1,020,410)                       993,520
-----------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 3.3%
  Amazon.com, Inc., Cv., 4.75%, due 2/1/09                    $   60,000                       22,275
  Finova Capital Corp, 7.25%, due 11/8/04                         20,000                       11,600
  TALK.com, Inc., Cv., 4.50%, due 9/15/02                         27,008                        3,781
                                                                                           ----------
Total Corporate and Other Bonds (Identified Cost -- $65,242)                                   37,656
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 9.4%
Goldman, Sachs & Company
  6.34%, dated 12/29/00, to be repurchased at $53,235 on
  1/2/01 (Collateral: $55,661 Fannie Mae mortgage-backed
  securities, 6%, due 10/1/13, value $55,190)                     53,197                       53,197

Legg Mason Investment Trust, Inc.

Opportunity Trust -- Continued

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- Continued
Morgan Stanley Dean Witter
  6.32%, dated 12/29/00, to be repurchased at $53,234 on
  1/2/01 (Collateral: $56,123 Fannie Mae mortgage-backed
  securities, 6%, due 4/1/29, value $54,579)                  $   53,197                   $   53,197
                                                                                           ----------
Total Repurchase Agreements (Identified Cost -- $106,394)                                     106,394
-----------------------------------------------------------------------------------------------------
Total Investments -- 100.8% (Identified Cost -- $1,192,046)                                 1,137,570
Other Assets Less Liabilities -- (0.8)%                                                        (9,128)
                                                                                           ----------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  115,597 Primary Class shares outstanding                    $1,188,294
    1,331 Navigator Class shares outstanding                      13,927
Accumulated net investment income/(loss)                             987
Accumulated net realized gain/(loss) on investments              (20,290)
Unrealized appreciation/(depreciation) of investments            (54,476)
                                                              ----------
NET ASSETS -- 100.0%                                                                       $1,128,442
                                                                                           ==========
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                                 $9.65
                                                                                           ==========
  NAVIGATOR CLASS                                                                               $9.63
                                                                                           ==========
-----------------------------------------------------------------------------------------------------

(A)Non-income producing.

(B)Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2000, the total market value of Affiliated Companies was $69,255 and the identified cost was $145,713.

(C)Private placement and illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents 1.0% of net assets.

See notes to financial statements.

Statement of Operations
Legg Mason Investment Trust, Inc.
For the Year Ended December 31, 2000
(Amounts in Thousands)

Opportunity Trust


--------------------------------------------------------------------------------------------
Investment Income:
Dividends
  Affiliated                                                  $ 1,159
  Other securities(A)                                           9,114
Interest                                                        8,392
                                                              -------
  Total income                                                                      $ 18,665

Expenses:
Management fee                                                  5,606
Distribution and service fees                                   7,107
Transfer agent and shareholder servicing expense                  498
Audit and legal fees                                               95
Custodian fee                                                     159
Directors' fees                                                     8
Organizational expense                                            101
Registration expense                                              363
Reports to shareholders                                           169
Other expenses                                                     19
                                                              -------
  Total expenses                                                                      14,125
                                                                                    --------
NET INVESTMENT INCOME                                                                  4,540

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments and foreign currency
  transactions                                                 (5,789)
Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations               (54,476)
                                                              -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                               (60,265)
--------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                      $(55,725)
--------------------------------------------------------------------------------------------

(A)Net of foreign taxes withheld of $23.

See notes to financial statements.

Statement of Changes in Net Assets
Legg Mason Investment Trust, Inc.
(Amounts in Thousands)

Opportunity Trust

                                                              For the Year Ended   For the Period Ended
                                                              December 31, 2000     December 31, 1999*
--------------------------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                                      $    4,540             $     (7)
Net realized gain/(loss) on investments and foreign
  currency transactions                                               (5,789)                  --
Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                      (54,476)                  --
--------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                       (55,725)                  (7)
Distributions to shareholders from:
  Net investment income:
    Primary Class                                                     (4,101)                  --
    Navigator Class                                                     (145)                  --
  Net realized gain on investments:
    Primary Class                                                    (14,345)                  --
    Navigator Class                                                     (175)                  --
Change in net assets from Fund share transactions:
    Primary Class                                                  1,042,905              146,000
    Navigator Class                                                   13,935                   --
--------------------------------------------------------------------------------------------------------
Change in net assets                                                 982,349              145,993

Net Assets:
Beginning of period                                                  146,093                  100
--------------------------------------------------------------------------------------------------------
End of period                                                     $1,128,442             $146,093
--------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)                        $      987             $     (7)
--------------------------------------------------------------------------------------------------------

*December 30, 1999 (commencement of operations) to December 31, 1999.

See notes to financial statements.

Financial Highlights
Legg Mason Investment Trust, Inc.

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                Investment Operations                          Distributions
                                       ----------------------------------------   ----------------------------------------
                                                                                                  From
                           Net Asset      Net        Net Realized      Total         From          Net
                            Value,     Investment   and Unrealized      From         Net        Realized
                           Beginning    Income/     Gain/(Loss) on   Investment   Investment     Gain on         Total
                           of Period     (Loss)      Investments     Operations     Income     Investments   Distributions
--------------------------------------------------------------------------------------------------------------------------

Opportunity Trust
Year Ended Dec. 31,
 2000                       $10.00        $.04          $(.21)         $(.17)       $(.04)        $(.14)         $(.18)
Period Ended Dec. 31,
 1999(A)                     10.00          --             --             --           --            --             --
--------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                       ------------------------------------------------------------------
                                                                   Net
                           Net Asset                           Investment                   Net Assets,
                            Value,                Expenses    Income/(Loss)   Portfolio       End of
                            End of      Total    to Average    to Average     Turnover        Period
                            Period     Return    Net Assets    Net Assets       Rate      (in thousands)
-------------------------  ------------------------------------------------------------------------------
Opportunity Trust
Year Ended Dec. 31,
 2000                       $ 9.65     (1.68)%     1.98%           .63%        25.9%        $1,115,626
Period Ended Dec. 31,
 1999(A)                     10.00      N.M.       1.99%(B,C)     N.M.         --              146,093
-------------------------

(A)For the period December 30, 1999 (commencement of operations) to December 31, 1999.

(B)Net of fees waived pursuant to an expense limitation of 1.99% of average daily net assets through December 31, 2000. If no fees had been waived by LMM, the annualized ratio of expenses to average daily net assets for the period ended December 31, 1999, would have been 2.39%.

(C)Annualized.

N.M. - Not meaningful.

See notes to financial statements.

                            ------------------------

Notes to Financial Statements
Legg Mason Investment Trust, Inc.

(Amounts in Thousands)
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Investment Trust, Inc. ("Corporation"), consisting of the Legg Mason Opportunity Trust ("Fund"), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company. The Fund had no substantive operations prior to December 30, 1999, other than those matters related to its organization and initial registration.

  The Fund consists of two classes of shares: Primary Class, offered since December 30, 1999, and Navigator Class, offered only to certain institutional and other investors since June 26, 2000. Information about the Navigator Class is contained in a separate report to its shareholders. The income and expense of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

--------------------------------------------------------------------------------

Security Valuation

  Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Bonds with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions, if any, are declared and paid in June and/or December. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

Foreign Currency Translation

  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

          (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

  The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

--------------------------------------------------------------------------------

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

  At December 31, 2000, receivables for securities sold and payables for securities purchased were as follows:

Receivable for        Payable for
Securities Sold   Securities Purchased
--------------------------------------
    $   --              $14,290

Short Sales

  The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. At December 31, 2000, the Fund had no short positions.

Organization Expense

  Organization costs of $101 were expensed by the Fund and reimbursed by LMM, LLC ("LMM"), the Fund's investment manager, prior to December 30, 1999. These costs were subject to reimbursement to LMM by the Fund through December 2002, subject to the expense limitation discussed in Note 4.

Federal Income Taxes

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Use of Estimates

  Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

  For the year ended December 31, 2000, investment transactions (excluding short-term investments) were as follows:

Purchases    Proceeds From Sales
--------------------------------
$1,319,087        $227,665

  At December 31, 2000, cost, gross unrealized appreciation and gross unrealized depreciation for federal income tax purposes were as follows:

                                                                   Net Appreciation/
                           Cost      Appreciation   Depreciation    (Depreciation)
------------------------------------------------------------------------------------
Investments             $1,209,648     $197,173      $(269,251)        $(72,078)

--------------------------------------------------------------------------------

3. Repurchase Agreements:

  All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

  The Fund has an investment management agreement with LMM. For its services to the Fund, LMM receives a management fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of its average daily net assets in excess of $100 million. As of December 31, 2000, $782 was payable to LMM.

  Under the terms of the investment management agreement, LMM has agreed to waive its fees to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed 1.99% of Primary Class average daily net assets through December 31, 2001. Additionally, through December 31, 2003, the Fund is required to reimburse LMM for these fee waivers, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Fund's ratio of expenses to average daily net assets to exceed 1.99%. During the year ended December 31, 2000, $102 (including $101 of organizational costs) was reimbursed to LMM. At December 31, 2000, there are no amounts subject to reimbursement by the Fund to LMM.

  Legg Mason Funds Management, Inc. ("LMFM") serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMFM's services to the Fund, LMM (not the Fund) pays LMFM a fee, calculated daily and payable monthly, of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment adviser to the Fund, under a compensation agreement substantially similar to that with the current adviser.

  LMFA serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA's services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive all fees payable to it under the agreement.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                           At December 31, 2000
                         ------------------------
Distribution   Service   Distribution and Service
    Fee          Fee           Fees Payable
-------------------------------------------------
   0.75%        0.25%              $904

  The Fund paid $14 in brokerage commissions to Legg Mason for the year ended December 31, 2000.

  Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $151 for the year ended December 31, 2000.

  LMM, LMFM, LMFA and Legg Mason are corporate affiliates of Legg Mason, Inc.

--------------------------------------------------------------------------------

5. Fund Share Transactions:

  At December 31, 2000, there were 200,000 and 100,000 shares authorized at $0.001 par value for the Primary Class and Navigator Class, respectively, of the Fund. Share transactions were as follows:

                                                         Reinvestment
                                        Sold           of Distributions       Repurchased            Net Change
                                --------------------   ----------------   -------------------   --------------------
                                Shares      Amount     Shares   Amount    Shares     Amount     Shares      Amount
--------------------------------------------------------------------------------------------------------------------
-- Primary Class
  Year Ended Dec. 31, 2000      112,195   $1,157,980   1,890    $18,070   (13,098)  $(133,145)  100,987   $1,042,905
  Period Ended Dec. 31,
    1999(A)                      14,600      146,000      --         --        --          --    14,600      146,000
-- Navigator Class
  Period Ended Dec. 31,
    2000(B)                       1,323   $   13,894      34    $   320       (26)  $    (279)    1,331   $   13,935

---------

(A)December 30, 1999 (commencement of operations of this class) to December 31, 1999.

(B)June 26, 2000 (commencement of operations of this class) to December 31, 2000.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Legg Mason Investment Trust, Inc. -- Legg Mason Opportunity Trust

  We have audited the accompanying statement of net assets of Legg Mason Opportunity Trust (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights (Primary Class) for the year then ended and for the period December 30, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Opportunity Trust at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights (Primary Class) for the year then ended and for the period December 30, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                              [Ernst & Young LLP]

Philadelphia, Pennsylvania
January 19, 2001

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

                EQUITY FUNDS:                                     SPECIALTY FUNDS:
Value Trust                                         Balanced Trust
Special Investment Trust                            Financial Services Fund
Total Return Trust                                  Opportunity Trust
American Leading Companies Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

                GLOBAL FUNDS:                                    TAXABLE BOND FUNDS:
Global Income Trust                                 U.S. Government Intermediate-Term Portfolio
Europe Fund                                         Investment Grade Income Portfolio
International Equity Trust                          High Yield Portfolio
Emerging Markets Trust

            TAX-FREE BOND FUNDS:                                 MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust             U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust                      Cash Reserve Trust
Pennsylvania Tax-Free Income Trust                  Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                               [LEGG MASON LOGO]

Investment Adviser
LMM, LLC
Baltimore, MD

Board of Directors
John F. Curley, Jr., Chairman
Jennifer W. Murphy, President
Nelson A. Diaz
Richard G. Gilmore
Arnold L. Lehman
Dr. Jill E. McGovern
G. Peter O'Brien
T. A. Rodgers

Edward A. Taber, III

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Boston, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart LLP
Washington, DC

Independent Auditors
Ernst & Young LLP
Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

LMF-088
2/01